UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2023
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Exicure, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39011	81-5333008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL	60614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 673-1700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 21, 2023, Exicure, Inc. (the “Company”) received notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is no longer in compliance with Nasdaq’s compensation committee requirements as set forth in Nasdaq Listing Rule 5605 as a result of the previously disclosed resignation of Jeffrey L. Cleland, Ph.D., effective February 10, 2023. Nasdaq Rule 5605 requires the compensation committee of the board of directors to be comprised of at least two independent directors (the “Listing Requirement for Compensation Committee”).

Pursuant to Nasdaq Listing Rules 5605(d)(4), the Company is entitled to a cure period to regain compliance with the Listing Requirement for Compensation Committee, which cure period will expire at the earlier of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) or February 10, 2024. If the Company holds its 2023 Annual Meeting before August 9, 2023, then the Company must evidence compliance with the Listing Requirement for Compensation Committee no later than August 9, 2023.

The Company plans to promptly submit to Nasdaq documentation evidencing compliance to cure said deficiency. As a result of the closing of the Private Placement disclosed below under Item 7.01, the Company believes it is now eligible to rely on Nasdaq’s controlled company exemption to the Listing Requirement for Compensation Committee.

As previously disclosed, on January 19, 2023, the Company received notice from Nasdaq that the Company was no longer in compliance with Nasdaq’s independent director and audit committee requirements as set forth in Nasdaq Listing Rule 5605, which requires the board of directors to be comprised of a majority of independent directors and the audit committee of the board of directors to be comprised of three independent directors (the “Listing Requirement for Audit Committee and Majority Independence”). Follow the resignation of Jeffrey L. Cleland, Ph.D., effective February 10, 2023, the Company received a second notice from Nasdaq on February 21, 2023 that the Company is no longer eligible for a cure period to cure the Listing Requirement for Audit Committee and Majority Independence, and must now submit a plan of compliance to address these deficiencies.

Pursuant to Nasdaq Rules, the Company has 45 calendar days to submit a plan to regain compliance, which, if accepted by Nasdaq, can grant an extension of up to 180 calendar days from February 21, 2023, for the Company to evidence compliance.

The Company plans to promptly submit to Nasdaq a definitive plan to regain compliance prior to the end of the extended cure period. As a result of the closing of the Private Placement, the Company believes it is now eligible to rely on Nasdaq’s controlled company exemption to Rule 5605 with respect to the Majority Independence requirement. The Company is not exempt from, and intends to regain compliance as soon as practicable with, the requirements of Rule 5605 with respect to the Audit Committee.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Appointments of Paul Kang, Hyukku Lee and Changil Ahn to the Board of Directors

As a result of the closing of the Private Placement, and in order to appoint to the Board the designees of CBI pursuant to the Securities Purchase Agreement between the Company and CBI dated September 26, 2022 (the “CBI SPA”), the Board appointed Paul Kang, Hyukku Lee and Changil Ahn to the Board effective February 24, 2023. Except for the CBI SPA, Mr. Kang, Mr. Lee and Mr. Ahn were not selected pursuant to any arrangement or understanding between each of them and any other person.

Mr. Kang and Mr. Ahn were each appointed as a Class III director with a term expiring at the 2023 Annual Meeting of Stockholders of the Company, and Mr. Lee was appointed as a Class II director with a term expiring at the 2025 Annual Meeting of Stockholders of the Company. It is expected that Mr. Lee and Mr. Ahn will be appointed to the audit committee of the Board.

For their service on the Board, it is expected that each of Mr. Kang, Mr. Lee and Mr. Ahn will receive an annual retainer of $20,000. The Company also intends to enter into the Company’s standard form of indemnification agreement with each of Mr. Kang, Mr. Lee and Mr. Ahn.

There are no family relationships between any of Mr. Kang, Mr. Lee or Mr. Ahn and any director or executive officer of the Company. The Company engaged entities controlled by Mr. Kang to provide business development consulting services in 2022. An aggregate of approximately $465,000 has been paid, or is payable, by the Company to the entities controlled by Mr. Kang for such services to date. Other than such transaction, each of Mr. Kang, Mr. Lee and Mr. Ahn has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Resignation of Elizabeth Garofalo from the Board of Directors

Effective February 24, 2023, following closing of the Private Placement, Elizabeth Garofalo, M.D. resigned from the Board of Directors (the “Board”) of Exicure, Inc. (the “Company”) and as chair of the Board as well as from the audit committee, compensation committee and nominating and corporate governance committee of the Board.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on September 26, 2022, the Company entered into the CBI SPA with CBI, pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 3,400,000 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price of $1.60 per share (the “Private Placement”). The Private Placement closed on February 24, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, those regarding the Company’s expectations regarding its ability to regain compliance with Nasdaq Listing Rules. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to: the ability of the Company to regain compliance with Nasdaq Listing Rules; whether the Company will remain eligible to rely on the controlled company exemptions; the possibility of litigation (including related to the Private Placement or change in control); and other risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, the Company undertakes no obligation to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023	EXICURE, INC.

	By:	/s/ Elias D. Papadimas
Elias D. Papadimas
Chief Financial Officer